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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial and Other Data" and "Experts" and to the use of our report dated March 10, 1998, in the Amendment No. 1 to Registration Statement (Form S-1 No. 333-44931) and related Prospectus of Freedom Securities dated March 11, 1998.

                                          /s/ Ernst & Young LLP

New York, New York
March 10, 1998